EX-99.1

(Logo) PricewaterhouseCoopers

PricewaterhouseCoopers
llP 214 N.Tryon Street

Ste 3600
Charlotte NC 28202

Telephone (704) 344 7500
Facsimile (704) 344 4100


Report of Independent Accountants

To the Board of Directors and Shareholder of Bank of America, N.A.

We have examined management's assertion about compliance by the mortgage division of Bank of America, N.A. (the "Company"), an operating division of Bank of America, N.A., with the minimum servicing standards identified in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP") as of and for the year ended December 31, 2003 included in the accompanying management assertion (see Exhibit 1). Management is responsible for the Company's compliance with those minimum servicing standards. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about the Company's compliance with the minimum servicing standards and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the minimum servicing standards.

In our opinion, management's assertion that the Company complied with the aforementioned minimum servicing standards as of and for the year ended December 31,2003 is fairly stated, in all material respects.

/s/ PriceWaterhouseCoopers
March 2, 2004

Bank of America

Management's Assertion Concerning Compliance with USAP Minimum Servicing Standards

March 2, 2004

As of and for the year ended December 31,2003, the Mortgage division of Bank of America, N.A. (the "Company"), has complied in all material respects with the minimum servicing standards set forth in the Mortgage Bankers Association of America's Uniform Single Attestation Program for Mortgage Bankers ("USAP").

As of and for this same period, the Company had in effect a fidelity bond and errors and omissions policy in the amounts of $340,000,000 and $270,000,000, respectively.

/s/ Ashish Kamit
Ashish Kamit

Senior Vice President and Managing Director
Bank of America, N .A.


/s/ J Mark Hanson
J Mark Hanson
Senior Vice President
Bank of America, N .A.

/S/ H Randell Chestnut
Senior Vice President
Bank of America, N.A.

Gary K Bettin

Senior Vice President and National Servicing Executive Bank of America, N.A.

/s/ Kevin M Shannon
Kevin M. Shannon
President
Consumer Real Estate

                             Bank of America, N.A.

USA
[Olympic rings]

2000-2004

US Olympic Teams

                                                                         EX-99.2

                             BANA 1999, 2000 and 2001 Transactions Certification

                    BANK OF AMERICA MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                      SERIES SET FORTH ON EXHIBIT I HERETO

                 OFFICER'S CERTIFICATE PURSUANT TO SECTION 3.18
                  OF THE AGREEMENTS LISTED ON EXHIBIT I HERETO
                  --------------------------------------------

            I, H. Randall Chestnut, Senior Vice President of Bank of America, N.A., as servicer and/or as successor to Bank of America, FSB (collectively, the "Servicer"), hereby certify pursuant to Section 3.18 of the Pooling and Servicing Agreements listed on Exhibit I hereto (collectively, the "Agreements") that: (a) a review of the activities of the Servicer during calendar year 2003 and of the performance of the Servicer under the Agreements has been made under my supervision, and (b) to the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the Agreements throughout calendar year 2003.

Dated: March 18, 2004


                                       BANK OF AMERICA, N.A.,
                                                                     as Servicer

                                       By: /S/ H. Randall Chestnut
                                           Name:   H. Randall Chestnut
                                           Title:  Senior Vice President

                                                                       EXHIBIT I


             PARTIES                    DATE OF POOLING            SERIES
                                                                       AGREEMENT

================================================================================

Bank of America Mortgage Securities,    February 23, 1999          1999-1
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    March 25, 1999             1999-2
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-3
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    April 27, 1999             1999-4
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    May 25, 1999               1999-5
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-6
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    June 24, 1999              1999-7
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation and
The Bank of New York

Bank of America Mortgage Securities,    July 27, 1999              1999-8
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-9
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    August 26, 1999            1999-10
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    September 23, 1999         1999-11
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    November 23, 1999          1999-12
Inc., Bank of America, FSB,
NationsBanc Mortgage Corporation, Bank
of America, N.A. and The Bank of New
York

Bank of America Mortgage Securities,    January 25, 2000           2000-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 28, 2000             2000-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 25, 2000               2000-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2000              2000-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2000         2000-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 26, 2000           2000-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 21, 2000          2000-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 21, 2000          2000-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 25, 2001           2001-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 22, 2001          2001-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 27, 2001             2001-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 29, 2001             2001-4
Inc., Bank of America, N.A. and Wells
Fargo Bank, N.A.

Bank of America Mortgage Securities,    April 24, 2001             2001-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 24, 2001             2001-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 24, 2001               2001-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 29, 2001               2001-B
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2001              2001-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 27, 2001              2001-C
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 24, 2001              2001-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 26, 2001              2001-D
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 23, 2001            2001-9
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 28, 2001            2001-E
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 23, 2001           2001-F
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-G
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    November 27, 2001          2001-11
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    December 20, 2001          2001-12
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 24, 2002           2002-A
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    January 24, 2002           2002-1
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 21, 2002          2002-B
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    February 21, 2002          2002-2
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    March 26, 2002             2002-3
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 25, 2002             2002-4
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 25, 2002             2002-C
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    April 26, 2002             2002-5
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 23, 2002               2002-D
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    May 23, 2002               2002-E
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2002              2002-F
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 25, 2002              2002-6
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    June 26, 2002              2002-G
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 25, 2002              2002-7
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    July 25, 2002              2002-H
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 27, 2002            2002-I
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 26, 2002         2002-J
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    September 27, 2002         2002-K
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    August 27, 2002            2002-8
Inc., Bank of America, N.A. and The
Bank of New York

Bank of America Mortgage Securities,    October 24, 2002, as       2002-10
Inc., Bank of America, N.A. and The     amended by Amendment
Bank of New York                        No. 1, dated January
                                                                        30, 2004